UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  January 16, 2008

Radiant Logistics, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50283	04-3625550
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1227 120th NE
Bellevue, WA	98005
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code  (425) 943-4599

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 16, 2008, William H. Moultrie, resigned as President of our operating subsidiary, Airgroup Corporation (the “Company”, “we” or “us”) in connection with his planned retirement. In connection with this change, Dan Stegemoller will assume additional responsibilities in his capacity as Vice President and Chief Operating Officer of the Company. Mr. Stegemoller’s business experience is set forth in Item 10 of our Annual Report on Form 10-K for the year ended June 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIANT LOGISTICS, INC.

Date: January 21, 2008
By:  /s/ Bohn H. Crain

Bohn H. Crain
Chief Executive Officer

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